UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301, Bellingham, WA	98226
(Address of principal executive offices)	(Zip Code)

(360) 685-4206
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	EXPI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure

On November 22, 2023, a putative class action complaint under the original caption Phillips, et al. v. The National Association of Realtors et. al. (Case No.:1:23-cv-05392-SEG, the “Class Action”) was filed in the United States District Court for the Northern District of Georgia, Atlanta Division, naming The National Association of Realtors and certain unaffiliated real estate brokerages as defendants.  On December 6, 2023, the putative class action complaint was amended to expand the scope of the Class Action, replace the putative class representatives and name additional real estate brokerages, including the Company, as defendants. The amended Class Action complaint alleges that defendants participated in a system that resulted in sellers of residential property paying inflated buyer-broker commissions in violation of federal and Georgia antitrust laws and in violation of Georgia deceptive trade practice and consumer protection statutes. The plaintiffs seek a permanent injunction enjoining the defendants from requiring home sellers to pay buyer brokers or from otherwise restricting competition among buyer brokers and seller brokers and an award of declaratory relief and damages or restitution in an amount to be proven at trial, exemplary damages, pre-and post-judgment interest, as well as attorneys’ fees, expenses and costs of suit. Plaintiffs assert defendants are jointly and severally liable for the actions of their alleged co-conspirators, regardless of whether the co-conspirators are explicitly named as defendants in the amended complaint. The Company believes that additional antitrust litigation may be possible. The Company cannot provide any assurances that results of such litigation will not have a material adverse effect on its business, results of operations or financial condition.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: December 11, 2023	/s/ James Bramble
James Bramble
Chief Legal Counsel